UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EMCORE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

EMCORE Corporation is filing this amendment to its definitive proxy statement solely to reflect changes to the proxy card to conform the voting choices for the election of directors to the Company’s plurality standard.

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EMCORE CORPORATION ATTN: SECRETARY 2015 W. CHESTNUT STREET ALHAMBRA, CA 91803
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time onThursday, March 15, 2018. Have
your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time on Thursday, March 15, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Against All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1.	Election of Director for a three-year term expiring at EMCORE's 2021 Annual Meeting of Shareholders.

Nominees

01	Stephen Domenik

The Board of Directors recommends you vote FOR proposals 2 through 7.
		For	Against	Abstain			For	Against	Abstain
2	To ratify the appointment of KPMG LLP as EMCORE's independent registered public accounting firm for the fiscal year ending September 30, 2018.	☐	☐	☐	6	To approve an extension of the Company's Tax Benefits Preservation Plan.	☐	☐	☐

3	To approve an amendment to the Certificate of Incorporation to declassify the Board.	☐	☐	☐	7	To approve, on an advisory basis, the executive compensation of EMCORE's Named Executive Officers.	☐	☐	☐

4	To approve an amendment to the Certificate of Incorporation to change the required number of members of the Company's Board of Directors.	☐	☐	☐	NOTE: In their discretion the proxies are authorized to vote for such other business as may properly come before the meeting or any adjournment or postponement thereof.

5	To approve an amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting: The Notice & Proxy Statement and 2017 Annual Report are available at www.proxyvote.com

EMCORE CORPORATION
2015 W. Chestnut Street
Alhambra, CA 91803

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey Rittichier, Jikun Kim and Ryan Hochgesang, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2018 Annual Meeting of Shareholders of the Company, to be held at 8:00 a.m. local time on Friday, March 16, 2018, at the Hilton Pasadena, 168 S. Los Robles Ave., Pasadena, California, 91101, or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1),"FOR" THE RATIFICATION OF KPMG LLP AS EMCORE'S INDEPENDENT AUDITORS IN PROPOSAL (2),"FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE COMPANY’S BOARD IN PROPOSAL (3), "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE REQUIRED NUMBER OF MEMBERS OF THE COMPANY’S BOARD OF DIRECTORS IN PROPOSAL (4), "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENTS APPLICABLE TO CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION IN PROPOSAL (5), "FOR" THE EXTENSION OF THE COMPANY'S TAX PRESERVATION PLAN IN PROPOSAL (6), "FOR" THE EXECUTIVE COMPENSATION OF EMCORE'S NAMED EXECUTIVE OFFICERS IN PROPOSAL (7), AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side

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